Putnam
Adjustable Rate
U.S. Government
Fund

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

As we reported to you in the fund's April 30, 1996, semiannual report and in proxy materials that were mailed during the summer, Putnam Management proposed a merger of Putnam Adjustable Rate U.S. Government Fund into Putnam Intermediate U.S. Government Income Fund. A majority of shareholders approved the proposal and the two funds were merged on November 11, 1996.

Your fund completed its final fiscal year by posting solid total returns in a market environment marked by alternating periods of turbulence and strength. Fiscal 1996 began with the same bond market strength that capped off a successful calendar 1995. Beginning in January and extending through the first four months of calendar 1996, however, interest rates rose dramatically across the spectrum of bond maturities. Then, from May to the end of the fiscal year, rates stayed in a relatively tight range of 6.7% to 7.2% for the 30-year Treasury bond and were accompanied by a somewhat surprising lack of activity by the Federal Reserve Board. In fact, a pronounced market rally in September was in response to the Fed's decision to keep the target for short-term bank-lending rates unchanged at 5.25% -- a level it established last January -- based on evidence of a slowing economy.

Fund Manager Michael Martino currently plans to retain many of the fund's adjustable-rate mortgage-backed securities (ARMs) that were transferred into the Putnam Intermediate U.S. Government Income Fund portfolio. He believes they are well structured with respect to prepayment risk* and may contain yet-to-be-realized value with regard to appreciation potential.

Looking ahead, Mike believes that the economy's growth rate is likely to moderate, perhaps moving back toward a 2% annual level. While he anticipates that inflation could exhibit some near-term signs of accelerating, if the pace of economic growth slows in the months ahead, he maintains that inflation is likely to remain well behaved over the longer term. Accordingly, while we cannot provide assurances, if Mike's expectations for the economy prove correct, then the current favorable environment for bonds may persist for some time.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996

Footnote reads:
*Mortgage-backed securities are subject to prepayment risk, which is the risk that an investor's principal will be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. Prepayment risk is greatest when interest rates are falling, since mortgage holders rush to refinance, forcing retirement of the bonds that back their existing mortgages.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Adjustable Rate U.S. Government Fund is designed for investors seeking attractive current income and preservation of capital primarily through U.S. adjustable rate mortgage securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                                       Class A              Class B
(inception date)                       (1/5/88)            (5/11/92)
                                       NAV  POP            NAV  CDSC
------------------------------------------------------------------------
1 year                               5.86%  2.40%         5.33%  2.33%
------------------------------------------------------------------------
5 years                             19.95  16.02            --     --
Annual average                       3.70   3.02            --     --
------------------------------------------------------------------------
Life of class                       57.39  52.31         13.59  13.59
Annual average                       5.28   4.89          2.88   2.88
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/96

                               Lehman Bros.
                              Mortgaged-backed            Consumer
                              Securities Index          Price Index
------------------------------------------------------------------------
1 year                             6.92%                    2.99%
------------------------------------------------------------------------
5 years                           40.90                    15.21
Annual average                     7.09                     2.87
------------------------------------------------------------------------
Life of class A                  120.34                    37.18
Annual average                     9.35                     3.65
------------------------------------------------------------------------
Life of class B                   36.97                    13.48
Annual average                     7.23                     2.86
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 3.25% maximum sales charge for class A shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 3%.


[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 1/5/88

Starting value                                (Insert ending Total)

$9,675                     Fund's class A shares at POP    $15,231
$10,000   Lehman Bros. Mortgage-Backed Securities Index    $22,034
$10,000                            Consumer Price Index    $13,718

(plot points for 10-year total return mountain chart)

                                  Lehman Bros.
                                 Mort.-Backed
Date/year    Fund at POP     Securities Index              CPI
----------   -----------        -------------         --------
1/5/88             9,675               10,000           10,000
10/31/88          10,081               11,091           10,416
10/31/89          10,925               12,333           10,884
10/31/90          11,687               13,376           11,568
10/31/91          12,697               15,638           11,906
10/31/92          13,169               16,915           12,288
10/31/93          13,346               18,251           12,626
10/31/94          13,385               17,981           12,955
10/31/95          14,387               20,607           13,319
10/31/96          15,231               22,034           13,718

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 5/11/92 would have been valued at $11,359 on 10/31/96.


TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                                  Class A             Class B
(inception date)                  (1/5/88)           (5/11/92)
                                  NAV  POP           NAV   CDSC
------------------------------------------------------------------------
1 year                          5.65%  2.20%         5.02%  2.03%
------------------------------------------------------------------------
5 years                        19.73  15.82            --     --
Annual average                  3.67   2.98            --     --
------------------------------------------------------------------------
Life of class                  56.18  51.13         12.66  12.66
Annual average                  5.23   4.84          2.75   2.75
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                                  Class A             Class B
------------------------------------------------------------------------
Distributions (number)               12                  12
------------------------------------------------------------------------
Income                            $0.570              $0.507
------------------------------------------------------------------------
Return of capital                  0.030               0.030
------------------------------------------------------------------------
  Total                           $0.600              $0.537
------------------------------------------------------------------------
Share value:                  NAV            POP          NAV
-----------------------------------------------------------------------
10/31/95                    $10.38         $10.73       $10.36
------------------------------------------------------------------------
10/31/96                     10.37          10.72        10.36
------------------------------------------------------------------------
Current return: (end of period)
------------------------------------------------------------------------
Current dividend rate1        5.47%          5.29%        4.93%
------------------------------------------------------------------------
Current 30-day SEC yield2     5.39           5.21         4.78
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Mortgaged-backed Securities Index reflects performance of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Adjustable Rate U.S. Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Adjustable Rate U.S. Government Fund (the "fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1996 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.

As explained in Note 5, effective November 11, 1996, the fund will merge into Putnam Intermediate U.S. Government Income Fund (the "Intermediate Fund") through the transfer of all of the assets of the fund to the Intermediate Fund in exchange for Class A and Class B shares of the Intermediate Fund and the assumption by the Intermediate Fund of all the liabilities of the fund.

Price Waterhouse LLP
Boston, Massachusetts
November 9, 1996




Portfolio of investments owned
October 31, 1996


U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (97.8%) *
PRINCIPAL AMOUNT                                                                        VALUE
---------------------------------------------------------------------------------------------
                   Federal Home Loan Mortgage Corporation
                   Adjustable Rate Mortgage Participation
                   certificates (ARMS)
       $1,818,823  8.125s, September 1, 2021                                        1,897,269
          443,529  7.761s, February 1, 2018                                           459,607
           54,312  7.72s, March 1, 2019                                         -+       55,339
        4,134,624  7.676s, March 1, 2019                                            4,312,951
        1,276,742  7.617s, January 1, 2018                                          1,315,645
        1,117,647  7.581s, April 1, 2019                                            1,156,240
        2,332,608  7.578s, March 1, 2019                                            2,430,299
        1,851,850  7.5s, November 1, 2016                                           1,905,665
        3,763,480  7.454s, February 1, 2022                                         3,893,433
        1,339,564  7.329s, April 1, 2019                                            1,387,293
        2,150,595  7.125s, February 1, 2018                                         2,213,780
        2,774,024  6.875s, April 1, 2018                                            2,872,419
        4,198,318  6.375s, April 1, 2017                                            4,272,461
                   Federal National Mortgage Association ARMS
          203,142  7.95s, January 1, 2017                                             211,078
          197,252  7.69s, February 1, 2027                                            202,061
        1,396,298  7.603s, May 1, 2020                                              1,456,521
        2,049,567  7.556s, December 1, 2019                                         2,137,965
        3,373,162  7.501s, September 1, 2018                                        3,518,647
           31,616  7.275s, May 1, 2016                                                 32,071
        2,491,099  7.251s, April 1, 2022                                            2,597,370
        6,239,410  6.975s, April 1, 2028                                            6,506,520
          192,070  6.069s, July 1, 2026                                               191,290
          134,690  6.069s, November 1, 2024                                           134,144
          152,997  Federal National Mortgage Association
                   pass-through certificates
                   11 1/4s, October 1, 2010                                           172,599
                   Federal National Mortgage Association ARM
                   pass-through certificates
        3,698,334  7.229s, June 1, 2018                                             3,819,677
            4,043  6.08s, February 1, 2016                                              4,028
       14,140,781  Government National Mortgage Association ARM
                   pass-through certficates
                   6s, with various due dates to July 20, 2026                     14,315,152
                   U.S. Treasury Notes
       10,000,000  8 1/4s, July 15, 1998                                           10,406,200
        1,500,000  7 3/8s, November 15, 1997                                        1,526,715
        2,000,000  6 1/4s, April 30, 2001                                           2,013,440
---------------------------------------------------------------------------------------------
                   Total Investments (cost $77,173,997)***                         77,417,879
---------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $79,145,974.
*** The aggregate identified cost on a tax basis is $78,585,455, resulting in gross unrealized depreciation of $1,167,576.

     The rates shown on ARMS are the current rates at October 31,1996, which are subject to change based on the terms of the security.

     The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (identified
cost $77,173,997) (Note 1)                                                    $77,417,879
-----------------------------------------------------------------------------------------
Cash                                                                              903,703
-----------------------------------------------------------------------------------------
Interest and other receivables                                                  1,233,574
-----------------------------------------------------------------------------------------
Total assets                                                                   79,555,156

Liabilities
-----------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        170,253
-----------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      124,150
-----------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                         17,530
-----------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         142
-----------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                        1,564
-----------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                             28,138
-----------------------------------------------------------------------------------------
Payable for postage                                                                32,206
-----------------------------------------------------------------------------------------
Payable for auditing fee                                                           26,774
-----------------------------------------------------------------------------------------
Other accrued expenses                                                              8,425
-----------------------------------------------------------------------------------------
Total liabilities                                                                 409,182
-----------------------------------------------------------------------------------------
Net assets                                                                    $79,145,974

Represented by
-----------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $105,738,451
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                         (26,836,359)
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        243,882
-----------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                            $79,145,974

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($57,655,482 divided by 5,558,261 shares)                                          $10.37
-----------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $10.37)*                            $10.72
-----------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($21,490,492 divided by 2,074,917 shares)**                                        $10.36
-----------------------------------------------------------------------------------------

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Interest income                                                                            $6,485,253
-----------------------------------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                              579,797
-----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                206,265
-----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                               8,861
-----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                5,863
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                         175,265
-----------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                         225,906
-----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        37,055
-----------------------------------------------------------------------------------------------------
Registration fees                                                                                 425
-----------------------------------------------------------------------------------------------------
Auditing                                                                                       25,000
-----------------------------------------------------------------------------------------------------
Legal                                                                                           4,737
-----------------------------------------------------------------------------------------------------
Postage                                                                                        49,052
-----------------------------------------------------------------------------------------------------
Other                                                                                           5,984
-----------------------------------------------------------------------------------------------------
Total expenses                                                                              1,324,210
-----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                    (60,660)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                1,263,550
-----------------------------------------------------------------------------------------------------
Net investment income                                                                       5,221,703
-----------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                             (917,185)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                    979,597
-----------------------------------------------------------------------------------------------------
Net gain on investments                                                                        62,412
-----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       $5,284,115
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                Year ended October 31
                                                                         --------------------------------
                                                                               1996                  1995
---------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------
Net investment income                                                    $5,221,703            $6,955,653
---------------------------------------------------------------------------------------------------------
Net realized loss on investments                                           (917,185)             (472,237)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                  979,597             1,992,189
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      5,284,115             8,475,605
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------
   From net investment income:
    Class A                                                              (3,828,074)           (4,678,220)
---------------------------------------------------------------------------------------------------------
    Class B                                                              (1,299,833)           (1,453,488)
---------------------------------------------------------------------------------------------------------
   From return of capital:
    Class A                                                                (223,360)                   --
---------------------------------------------------------------------------------------------------------
    Class B                                                                 (75,843)                   --
---------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                       (30,198,648)          (41,088,335)
---------------------------------------------------------------------------------------------------------
Total decrease in net assets                                            (30,341,643)          (38,744,438)
---------------------------------------------------------------------------------------------------------
Net assets
---------------------------------------------------------------------------------------------------------
Beginning of year                                                       109,487,617           148,232,055
---------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $0 and $314,913, respectively)                                       $79,145,974          $109,487,617
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                Year ended October 31
                                                          --------------------------------------------------------
                                                                    1996                 1995                 1994
                                                          --------------------------------------------------------
                                                                                                           Class B
                                                          --------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $10.36               $10.15               $10.53
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                                .52                  .54                  .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               .02                  .14                 (.46)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     .54                  .68                 (.03)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------
Net investment income                                               (.51)                (.47)                (.33)
------------------------------------------------------------------------------------------------------------------
Return of capital                                                   (.03)                  --                 (.02)
------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (.54)                (.47)                (.35)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.36               $10.36               $10.15
------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (b)                  5.33                 6.86                (0.31)
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $21,490              $29,375              $38,030
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                      1.81                 1.80                 1.59
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)            4.97                 5.20                 3.98
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            120.41               178.97               196.00
------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                For the Period
                                                                                  May 11, 1992
                                                                                 (commencement
                                                                             of operations) to
                                                                                    October 31
                                                          ---------------------------------------------------------
                                                                     1993                 1992                 1996
                                                          ---------------------------------------------------------
                                                                          Class B                  Class A
                                                          ---------------------------------------------------------

Net asset value, beginning of period                               $10.91               $11.15               $10.38
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .52                  .33(a)              .59
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (.45)                (.26)                  --
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      .07                  .07                  .59
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                (.45)                (.31)                (.57)
-------------------------------------------------------------------------------------------------------------------
Return of capital                                                      --                   --                 (.03)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.45)                (.31)                (.60)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $10.53               $10.91               $10.37
-------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                    0.66                 0.58*                5.86
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                          $43,851              $42,017              $57,656
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                       1.67                  .82(a)*             1.21
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             4.78                 2.45(a)*             5.58
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              49.16               237.21               120.41
-------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                            ---------------------------------------------------------------
                                                                             1995                 1994                 1993

                                                            ---------------------------------------------------------------
                                                                                                          Class A
                                                            ---------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.17               $10.55               $10.92
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .61                  .55                  .59
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .13                 (.52)                (.44)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .74                  .03                  .15
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        (.53)                (.39)                (.52)
---------------------------------------------------------------------------------------------------------------------------
Return of capital                                                              --                 (.02)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.53)                (.41)                (.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.38               $10.17               $10.55
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (b)                           7.48                 0.30                 1.34
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $80,112             $110,202             $193,510
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.20                  .99                 1.07
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.78                 4.59                 5.42
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     178.97               196.00                49.16
---------------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)


                                                                             1992
                                                       --------------------------

---------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.25
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .75(a)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.34)
---------------------------------------------------------------------------------
Total from investment operations                                              .41
---------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------
Net investment income                                                        (.74)
---------------------------------------------------------------------------------
Return of capital                                                              --
---------------------------------------------------------------------------------
Total distributions                                                          (.74)
---------------------------------------------------------------------------------
Net asset value, end of period                                             $10.92
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(b)                            3.72
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $376,353
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.12(a)
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.44(a)
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                     237.21
---------------------------------------------------------------------------------

 *  Not annualized.

(a) Reflects an expense limitation in effect during the period. (Note 1).
    Expenses for the period ended October 31, 1992 reflect a reduction of approximately $0.01 per share for class A and class B shares.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks attractive current income and preservation of capital by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

The fund offers both class A and class B shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately $25,425,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover     Expiration
     --------------     --------------
     $  483,000         October 31, 1998
        799,000         October 31, 1999
      7,516,000         October 31, 2001
     16,119,000         October 31, 2002
        508,000         October 31, 2004

D) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and paydown gains and losses on mortgage backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $408,709 to decrease undistributed net investment income, with a decrease to accumulated net realized loss on investment transactions of $408,709. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million. 0.45% of the next $500 million, and 0.40% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $60,660 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $480 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares and class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35% and 1.00% of the average net assets attributable to class A and class B shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25% and 0.85% of the average net assets attributable to class A and class B shares, respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $21,123 from the sale of class A shares and $64,191 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $1,189 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of U.S. Government and agency obligations other than short-term investments aggregated $102,387,279 and $129,783,101, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1996 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended
                                October 31, 1996
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold                4,045,546     $41,961,220
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                268,501       2,776,463
----------------------------------------------------
                           4,314,047      44,737,683

Shares
repurchased               (6,474,777)    (67,084,931)
----------------------------------------------------
Net decrease              (2,160,730)   $(22,347,248)
----------------------------------------------------

                                   Year ended
                                October 31, 1995
----------------------------------------------------
Class A                     Shares            Amount
----------------------------------------------------
Shares sold               4,270,588      $43,668,758
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               326,061        3,329,547
----------------------------------------------------
                          4,596,649       46,998,305

Shares
repurchased              (7,714,371)     (78,844,222)
----------------------------------------------------
Net decrease             (3,117,722)   $ (31,845,917)
----------------------------------------------------

                                  Year ended
                               October 31, 1996
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold               1,043,749      $10,801,127
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               103,515        1,068,947
----------------------------------------------------
                          1,147,264       11,870,074

Shares
repurchased              (1,907,091)     (19,721,474)
----------------------------------------------------
Net decrease               (759,827)     $(7,851,400)
----------------------------------------------------

                                  Year ended
                               October 31, 1995
----------------------------------------------------
Class B                     Shares            Amount
----------------------------------------------------
Shares sold               1,322,585      $13,480,112
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               110,183        1,124,255
----------------------------------------------------
                          1,432,768       14,604,367

Shares
repurchased              (2,343,549)     (23,846,785)
----------------------------------------------------
Net decrease               (910,781)    $ (9,242,418)
----------------------------------------------------

Note 5
Merger into Putnam Intermediate U.S. Government Income Fund

On October 31, 1996, the shareholders of the fund approved the transfer of all of the assets of the fund to Putnam Intermediate U.S. Government Income Fund (the "Intermediate Fund") in exchange for the shares of the Intermediate Fund and the assumption by the Intermediate Fund of all of the liabilities of the fund. The tax-free exchange is effective November 11, 1996.



Federal tax information
(Unaudited)

For the year ended October 31, 1996, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of October 3, 1996 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

A proposal of the Agreement and Plan of Reorganization providing for the transfer of all of the assets of Putnam Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") to Putnam Intermediate U.S. Government Income Fund (the "Intermediate Fund") in exchange for shares of the Intermediate Fund and the assumption by the Intermediate Fund of all of the liabilities of the Adjustable Rate Fund, in liquidation of the Adjustable Rate Fund was approved as follows: 4,960,644 votes for, and 289,272 votes against, with 272,772 abstentions.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan Bankart
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Adjustable Rate U.S. Government Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------

Bulk Rate
U.S. Postage
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Putnam
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29195-048/887                     12/96